SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported):           August 13, 2007
CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation)	1-11887 (Commission File No.)	84-0800747 (IRS Employer Identification No.)

14142 Denver West Parkway, Suite 250 Golden, Colorado (Address of principal executive offices)	80401 (Zip Code)
Registrant’s telephone number, including area code           (303) 278-8464
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
News Release

Item 2.02 Results of Operation and Financial Condition.
     On August 13, 2007, Canyon Resources Corporation, a Delaware corporation, issued a news release announcing its financial results for the three and six months ended June 30, 2007. A copy of the news release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1     Canyon Resources Corporation news release PR07-16 dated August 13, 2007 (furnished pursuant to Item 2.02).

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: August 13, 2007	By:	/s/ David P. Suleski
David P. Suleski
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Canyon Resources Corporation news release PR07-16 dated August 13, 2007